[MFS LOGO]

MFS [RegTM] Charter Income Trust

Semiannual Report
May 31, 1998

[ILLUSTRATION OF MAN AND WOMAN TALKING IN AN OFFICE]

                                   In Memoriam


                                A. Keith Brodkin
                                   1935 - 1998
                      Chairman and Chief Executive Officer

                       MFS[RegTM] Investment Management(SM)


[PHOTOGRAPH OF A. KEITH BRODKIN]



                        On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                        Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS[RegTM] Total Return Fund. He went on to manage our first pure bond fund, MFS[RegTM] Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children. His leadership, friendship, and wise counsel will be sorely missed.

Dear Shareholders:

In the first portion of 1998, we have seen a continuation of economic themes that began in 1997. The economic turmoil in Asia has worsened in some nations, particularly in Japan and Indonesia, the movement to consolidate European national economies into a single bloc has proceeded in an orderly fashion, and the U.S. economy has seen continued growth. The Federal Reserve Board's decision to maintain the status quo on U.S. interest rates fueled further the expansion of U.S. equity markets.

Each of these critical global economic trends and events has had an impact on the Trust's performance and management. The Trust remains an investment tool that focuses on three key vehicles of credit investment: U.S. government securities, U.S. high-yield corporate bonds, and international government debt.



U.S. Government/Mortgage

Over the past six months, we anticipated that prices would rise and yields would fall in this asset class. This belief was predicated on the idea that the economy might weaken and there would be a resulting flight to quality. In part, this would be a reaction to the troubles of Asia. We continue to be prepared for moderate declines in yields and some price appreciation. We are, therefore, underrepresented in our mortgage weightings and overrepresented in long-term U.S. government securities.


U.S. High-Yield Corporate

We have been excited about the performance of this sector over the past six months. Among the reasons for this optimism are the improvement of U.S. corporations' balance sheets and the continuing trend of higher-yielding companies being bought by higher-credit-quality companies. This consolidation has resulted in positive price appreciation for higher-yielding bonds. The continued resiliency of the U.S. economy has provided additional impetus for the success of this asset class. While we do see a slowing in the pace of U.S. economic expansion, we are still optimistic about high-yield bonds and feel that their status as a relatively high-yielding, low-volatility investment will remain intact until the traditional economic cycle reasserts itself. At that juncture, we expect to see a return of volatility to this class.

The Trust's biggest weightings in this asset class are in the debt of U.S. telecommunications, media, entertainment, and noncyclical consumer goods industries.

International

The Trust was once focused on investing in bonds of members of the Organization of Economic Cooperation and Development (OECD), which is comprised of the largest industrialized nations. However, the continued economic strength of these nations and the movement to converge 11 European nations into one economic bloc have dried up opportunities for yield and pushed bond prices higher. The Trust has responded by seeking opportunities in emerging market debt, with one-third of the sector, or about 9.9% of total assets, focused on emerging market opportunities. To maximize opportunities while exercising an appropriate amount of prudence in what can be a more volatile market, our fixed-income analysts and managers employ in-depth credit research, currency analysis, and extensive review of the global political and economic scene before making their highly selective investment decisions. Currently, the Trust is finding investments in Brazil, Mexico, Panama, and Russia particularly attractive.

The Trust's stock market price, which stood at $9.69 on November 28, 1997, increased to $10.06 on May 29, 1998, while its net asset value (NAV) price increased from $10.69 to $10.77, representing a total return of 8.08% based on market price and 4.78% based on NAV. This compares to a 2.03% return for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year, and to a 4.09% return for the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations.

The Trust remains committed to reducing volatility through a diversified fixed-income approach under-scored by MFS Investment Management's tradition of in-depth research in the credit markets. We appreciate your support and welcome any comments and questions you may have.

Respectfully,


/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer



/s/ James T. Swanson
James T. Swanson
Portfolio Manager

June 12, 1998

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

                       ---------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

  Performance Summary
  (For the six months ended May 29, 1998)

  Net Asset Value Per Share
  November 30, 1997                $   10.69
  May 29, 1998                     $   10.77

  New York Stock Exchange Price
  November 28, 1997                $  9.6875
  April 3, 1998 (high)*            $ 10.1875
  April 27, 1998 (low)*            $  9.6875
  May 29, 1998                     $ 10.0625

  *For the period December 1, 1997, through May 29, 1998.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of May 31, 1998, our records indicate that there are 8,406 registered shareholders and approximately 55,500 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

       State Street Bank and Trust Company
       P.O. Box 8200
       Boston, MA 02266-8200
       1-800-637-2304


New York Stock Exchange Symbol

The New York Stock Exchange symbol is MCR.


Investment Objective and Policies

MFS[RegTM] Charter Income Trust's investment objective is to maximize current income.

The Trust will seek to achieve this objective by investing approximately one-third of its assets in each of the following sectors of the fixed-income securities markets: U.S. government securities and related options; debt obligations of foreign governments and other foreign issuers; and high-yielding corporate fixed-income securities, some of which may involve equity features. There are special risks associated with high-yield and foreign securities. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. During periods of unusual market or economic conditions, the Trust may invest up to 50% of its assets in any one sector and may choose not to invest in a sector in order to achieve its investment objective. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. If shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

                NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Portfolio of Investments -- May 31, 1998

Bonds -- 91%


                                                                           Principal Amount
Issuer                                                                       (000 Omitted)           Value
U.S. Bonds -- 55.7%
Aerospace -- 0.7%
BE Aerospace, Inc., 9.875s,
  2006 ..............................................................   $2,000                $  2,130,000
K + F Industries Inc., 9.25s,
  2007 ..............................................................    1,200                   1,230,000
United Defense Industries Inc.,
  8.75s, 2007 .......................................................    1,350                   1,370,250
                                                                                              ------------
                                                                                              $  4,730,250
                                                                                              ------------
Airlines
Airplane Pass-Through Trust,
  10.875s, 2019+ ....................................................   $  225                $    253,910
                                                                                              ------------
Automotive -- 1.4%
Exide Corp., 10s, 2005 ..............................................   $2,200                $  2,266,000
Hayes Wheels International, Inc.,
  9.125s, 2007 ......................................................    2,340                   2,451,150
Lear Corp., 9.5s, 2006 ..............................................    2,000                   2,205,000
Titan Wheel International, Inc.,
  8.75s, 2007 .......................................................    3,150                   3,244,500
                                                                                              ------------
                                                                                              $ 10,166,650
                                                                                              ------------
Building -- 1.0%
AAF- McQuay, Inc., 8.875s,
  2003 ..............................................................   $1,700                $  1,678,750
Building Materials Corp.
  America, 8s, 2007 .................................................    1,000                   1,000,000
Nortek, Inc., 9.25s, 2007 ...........................................      850                     879,750
Nortek, Inc., 9.875s, 2004 ..........................................    2,225                   2,291,750
UDC Homes, Inc., 14.5s, 2000.........................................       13                       7,368
Williams Scotsman, Inc., 9.875s,
  2007 ..............................................................    1,000                   1,035,000
                                                                                              ------------
                                                                                              $  6,892,618
                                                                                              ------------
Business Services -- 0.4%
Iron Mountain, Inc., 8.75s, 2009 ....................................   $1,800                $  1,840,500
Iron Mountain, Inc., 10.125s,
  2006 ..............................................................      150                     163,500
Pierce Leahy Corp., 9.125s,
  2007 ..............................................................    1,000                   1,025,000
                                                                                              ------------
                                                                                              $  3,029,000
                                                                                              ------------
Chemicals -- 0.6%
Harris Chemical North America,
  Inc., 10.25s, 2001 ................................................   $  650                $    676,000
NL Industries, Inc., 11.75s,
  2003 ..............................................................    1,185                   1,303,500
Sterling Chemicals, Inc., 11.25s,
  2007 ..............................................................      125                     125,000
UCC Investors Holdings, Inc.,
  10.5s, 2002 .......................................................    1,875                   2,095,313
                                                                                              ------------
                                                                                              $  4,199,813
                                                                                              ------------


                                                                           Principal Amount
Issuer                                                                       (000 Omitted)           Value
U.S. Bonds -- continued
Computer Software --
  Services -- 0.4%
Unisystem Corp., 7.875s, 2008........................................   $2,800                $  2,800,000
                                                                                              ------------
Computer Software --
  Systems -- 0.1%
Anacomp, Inc., 10.875s, 2004 ........................................   $  975                $  1,023,750
                                                                                              ------------
Conglomerates -- 0.5%
News America Holdings, Inc.,
  10.125s, 2012 .....................................................   $3,000                $  3,496,050
                                                                                              ------------
Consumer Goods and
  Services -- 1.6%
Kindercare Learning Centers,
  Inc., 9.5s, 2009## ................................................   $  855                $    874,237
Reeves Inc., 13s, 2004 ..............................................      375                     187,484
Reeves Industries Inc. New,
  11s, 2002** .......................................................      402                     401,820
Revlon Consumer Products
  Corp., 8.125s, 2006## .............................................      750                     746,250
Revlon Consumer Products
  Corp., 8.625s, 2008## .............................................    1,400                   1,389,500
Synthetic Industries, Inc., 9.25s,
  2007 ..............................................................    2,250                   2,340,000
Westpoint Stevens, Inc., 9.375s,
  2005 ..............................................................    5,550                   5,883,000
                                                                                              ------------
                                                                                              $ 11,822,291
                                                                                              ------------
Containers -- 0.8%
Gaylord Container Corp., 9.75s,
  2007 ..............................................................   $1,870                $  1,916,750
Gaylord Container Corp.,
  9.875s, 2008## ....................................................    2,045                   2,060,338
Silgan Holdings, Inc., 9s, 2009 .....................................    1,500                   1,556,250
                                                                                              ------------
                                                                                              $  5,533,338
                                                                                              ------------
Corporate Asset Backed -- 0.2%
Merrill Lynch Mortgage
  Investors, Inc., 8.16s, 2023+ .....................................   $1,500                $  1,449,609
                                                                                              ------------
Defense Electronics -- 0.1%
Alliant Techsystem., Inc.,
  11.75s, 2003 ......................................................   $  600                $    652,500
                                                                                              ------------
Entertainment -- 0.5%
Allbritton Communications Co.,
  9.75s, 2007 .......................................................   $1,500                $  1,563,750
AMC Entertainment, Inc., 9.5s,
  2009 ..............................................................    1,025                   1,050,625
American Skiing Co., 12s, 2006.......................................      500                     563,750
Cinemark USA, Inc., 9.625s,
  2008 ..............................................................      700                     728,000
                                                                                              ------------
                                                                                              $  3,906,125
                                                                                              ------------

                                           Principal Amount
Issuer                                       (000 Omitted)           Value
U.S. Bonds -- continued
Financial Institutions
Americo Life, Inc., 9.25s, 2005 .....   $  300                $    307,125
                                                              ------------
Food and Beverage Products -- 0.7%
Coca-Cola Bottling Group, Inc.,
  9s, 2003 ..........................   $  750                $    791,250
Specialty Foods Corp., 10.25s,
  2001 ..............................    2,000                   1,960,000
Texas Bottling Group, Inc., 9s,
  2003 ..............................    2,250                   2,373,750
                                                              ------------
                                                              $  5,125,000
                                                              ------------
Forest and Paper Products -- 0.6%
Calmar, Inc., 11.5s, 2005 ...........   $1,500                $  1,605,000
U.S. Timberlands, 9.625s, 2007.......    2,020                   2,090,700
Voto Votorantim Ovs, 8.5s,
  2005 ..............................    1,000                     910,000
                                                              ------------
                                                              $  4,605,700
                                                              ------------
Industrial -- 1.0%
AGCO Corp., 8.5s, 2006 ..............   $4,200                $  4,336,500
Keystone Consolidated Industries
  Inc., 9.625s, 2007 ................      775                     796,312
UCAR Global Enterprises Inc.,
  12s, 2005 .........................    1,800                   1,948,500
                                                              ------------
                                                              $  7,081,312
                                                              ------------
Information, Paging, and
  Technology -- 1.8%
GlobalStar LP / Capital,
  11.375s, 2004 .....................   $  575                $    569,250
ICG Holdings, Inc., 0s to 2001,
  12.5s, 2006 .......................    4,500                   3,555,000
Orion Network Systems, Inc.,
  11.25s, 2007 ......................    1,625                   1,860,625
Orion Network Systems, Inc., 0s
  to 2002, 12.5s, 2007 ..............      725                     567,312
Paging Network, Inc., 8.875s,
  2006 ..............................    3,185                   3,105,375
Qwest Communications
  International, Inc., 0s to 2003,
  8.29s, 2008, ## ...................    3,500                   2,467,500
Qwest Communications
  International, Inc., 10.875s,
  2007 ..............................      750                     860,625
                                                              ------------
                                                              $ 12,985,687
                                                              ------------
Manufacturing -- 0.2%
American Standard, Inc.,
  7.375s, 2008 ......................   $1,050                $  1,013,250
Argo Tech Corp., 8.625s, 2007........      400                     407,000
                                                              ------------
                                                              $  1,420,250
                                                              ------------

                                           Principal Amount
Issuer                                       (000 Omitted)           Value
Media -- 2.0%
American Radio Systems Corp.,
  9s, 2006 ..........................   $  835                $    893,450
Comcast Cellular Holdings, Inc.,
  9.5s, 2007 ........................    1,560                   1,606,800
Comcast Corp., 9.375s, 2005 .........    4,385                   4,679,540
Intermedia Capital Partners IV,
  LP, 11.25s, 2006 ..................    2,025                   2,262,937
Jones Intercable, Inc., 8.875s,
  2007 ..............................    3,150                   3,339,000
Outdoor Systems, Inc., 8.875s,
  2007 ..............................    1,525                   1,574,563
                                                              ------------
                                                              $ 14,356,290
                                                              ------------
Medical and Health Technology
  and Services -- 0.4%
Beverly Enterprises, Inc., 9s,
  2006 ..............................   $  750                $    781,875
Quorum Health Group, Inc.,
  8.75s, 2005 .......................    1,900                   1,947,500
Tenet Healthcare Corp., 8.625s,
  2007 ..............................      458                     469,450
                                                              ------------
                                                              $  3,198,825
                                                              ------------
Metals and Minerals -- 1.4%
Haynes International, Inc.,
  11.625s, 2004 .....................   $2,650                $  2,994,500
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002 ...............    2,550                   2,626,500
Metal Management Inc., 10s,
  2008 ..............................    3,000                   2,970,000
Wheeling Pittsburgh Corp.,
  9.25s, 2007## .....................    1,700                   1,742,500
                                                              ------------
                                                              $ 10,333,500
                                                              ------------
Oil Services -- 0.4%
AmeriGas Partners LP, 10.125s,
  2007 ..............................   $  600                $    642,000
Ferrell Gas LP, 10s, 2001 ...........    2,200                   2,348,500
                                                              ------------
                                                              $  2,990,500
                                                              ------------
Oils -- 0.7%
Clark USA, Inc., 10.875s, 2005.......   $1,035                $  1,138,500
Gulf Canada, 9.25s, 2004 ............    2,590                   2,713,155
Noble Drilling Corp., 9.125s,
  2006 ..............................      850                     939,267
                                                              ------------
                                                              $  4,790,922
                                                              ------------
Printing and Publishing -- 0.1%
Day International Group, Inc.,
  11.125s, 2005 .....................   $  600                $    654,000
Golden Books Publishing, Inc.,
  7.65s, 2002 .......................      130                     119,600
                                                              ------------

                                          Principal Amount
Issuer                                      (000 Omitted)           Value
U.S. Bonds -- continued
                                                             $    773,600
                                                             ------------
Restaurants and Lodging -- 0.6%
Prime Hospitality Corp., 9.75s,
  2007 .............................   $1,000                $  1,070,000
Red Roof Inns, Inc., 9.625s,
  2003 .............................    2,800                   2,898,000
                                                             ------------
                                                             $  3,968,000
                                                             ------------
Retail -- 0.2%
Cole National Group, Inc.,
  8.625s, 2007 .....................   $1,600                $  1,612,000
                                                             ------------
Special Products and Services -- 1.5%
Blount, Inc., 9s, 2003 .............    1,250                   1,287,500
Buckeye Cellulose Corp., 8.5s,
  2005 .............................    1,010                   1,025,150
Fairfield Manufacturing Corp.,
  11.375s, 2001 ....................      500                     521,250
IMO Industries, Inc., 11.75s,
  2006 .............................    2,000                   2,250,000
Interlake Corp., 12s, 2001 .........    1,750                   1,925,000
Interlake Corp., 12.125s, 2002 .....    1,925                   1,982,750
International Knife & Saw, Inc.,
  11.375s, 2006 ....................      450                     491,062
Polymer Group, Inc., 9s, 2007 ......    1,525                   1,570,750
                                                             ------------
                                                             $ 11,053,462
                                                             ------------
Steel -- 1.0%
Alaska Steel Holdings Corp.,
  9.125s, 2006 .....................   $  575                $    605,188
Alaska Steel Holdings Corp.,
  10.75s, 2004 .....................    1,460                   1,554,900
Armco, Inc., 9s, 2007 ..............      600                     621,000
Commonwealth Aluminum
  Corp., 10.75s, 2006 ..............      750                     787,500
WCI Steel, Inc., 10s, 2004 .........    3,350                   3,433,750
                                                             ------------
                                                             $  7,002,338
                                                             ------------
Stores -- 0.2%
Affinity Group Holding, Inc., 11s,
  2007 .............................   $  500                $    533,125
Musicland Group Inc., 9.875s,
  2008 .............................    1,150                   1,150,000
                                                             ------------
                                                             $  1,683,125
                                                             ------------
Supermarkets -- 0.2%
Kroger Co., 8.5s, 2003 .............   $  500                $    521,515
Pathmark Stores, Inc., 9.625s,
  2003 .............................      605                     615,588
                                                             ------------
                                                             $  1,137,103
                                                             ------------


                                          Principal Amount
Issuer                                      (000 Omitted)           Value
Telecommunications -- 6.6%
Adelphia Communications
  Corp., 9.875s, 2007 ..............   $1,250                $  1,337,500
Chancellor Media Corp., 8.75s,
  2007 .............................    1,220                   1,253,550
CSC Holdings Inc., 9.25s, 2005......    1,500                   1,586,250
Digital Teleport Holdings Inc., 0s
  to 2003, 12.5s, 2008 .............    3,850                   2,194,500
EchoStar Communications Corp.,
  0s to 1999, 12.875s, 2004 ........    2,350                   2,267,750
EchoStar Satellite Broadcasting
  Corp., Principal Stripped, 0s
  to 2000, 13.125s, 2004 ...........    1,320                   1,211,100
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 .....................    1,800                   1,822,500
Global Crossing Holdings Ltd.,
  9.625s, 2008 .....................    1,375                   1,416,250
Granite Broadcasting Corp.,
  8.875s, 2008 .....................    2,800                   2,765,000
Intermedia Communications
  Inc., 8.875s, 2007 ...............    1,000                   1,025,000
Intermedia Communications,
  Inc., 0s to 2002, 11.125s,
  2007 .............................    1,575                   1,157,625
ITC Deltacom, Inc., 11s, 2007 ......      195                     222,300
Lenfest Communications, Inc.,
  10.5s, 2006 ......................    2,275                   2,582,125
Level 3 Commerce Inc., 9.125s,
  2008, ## .........................    2,300                   2,233,875
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002 .............................    1,000                   1,160,000
Nextel Communications, Inc., 0s
  to 1999, 9.75s, 2004 .............    2,270                   2,196,225
Nextel Communications, Inc., 0s
  to 2002, 9.75s, 2007 .............      350                     225,750
Nextel Communications Inc., 0s
  to 2003, 9.95s, 2008, ## .........    1,450                     915,312
Nextel International Inc., 0s to
  2003, 12.125s, 2008, ## ..........    2,000                   1,195,000
Pagemart Wireless, Inc., 0s to
  2003, 11.25s, 2008, ## ...........    1,250                     775,000
RCN Corp., 0s to 2002,
  11.125s, 2007 ....................      500                     328,750
Rogers Cablesystems, Inc.,
  10.125s, 2012 ....................    3,050                   3,324,500
Satelites Mexicanos S A De C V,
  10.125s, 2004 ....................      900                     897,750
Sprint Spectrum LP, 11s, 2006.......    2,125                   2,449,062
Sprint Spectrum LP, 0s to 2001,
  12.5s, 2006 ......................    1,600                   1,352,000

                                                                           Principal Amount
Issuer                                                                       (000 Omitted)           Value
U.S. Bonds -- continued
Telecommunications -- continued
Teleport Communications
  Group, Inc., 0s to 2001,
  11.125s, 2007 .....................................................   $ 1,595               $  1,389,644
Telesystem International Wireless
  Inc., 0s to 2002, 10.5s, 2007......................................     1,500                    913,125
Triton PCS Inc., 0s to 2003,
  11s, 2008, ## .....................................................     2,850                  1,702,875
United International Holdings
  Inc., 0s to 2003, 10.75s,
  2008 ..............................................................     2,000                  1,245,000
Western Wireless Corp., 10.5s,
  2007 ..............................................................     1,925                  2,083,813
WorldCom, Inc., 8.875s, 2006 ........................................     1,881                  2,053,732
                                                                                              ------------
                                                                                              $ 47,282,863
                                                                                              ------------
Transportation -- 0.1%
Eastern Airlines, Inc., 11.75s,
  1993, ** ..........................................................   $ 5,000               $          0
Eastern Airlines, Inc., 12.75s,
  1996, ** ..........................................................     3,000                     30,000
Moran Transportation Co.,
  11.75s, 2004 ......................................................       700                    779,625
                                                                                              ------------
                                                                                              $    809,625
                                                                                              ------------
U.S. Federal Agencies -- 1.4%
Financing Corp., 0s, 2014 ...........................................   $13,519               $  5,101,665
Israel Aid, 5.89s, 2005 .............................................     5,000                  4,979,600
                                                                                              ------------
                                                                                              $ 10,081,265
                                                                                              ------------
Utilities -- Electric -- 0.8%
El Paso Electric Co., 8.9s, 2006.....................................   $   400               $    448,732
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ...............................................     4,326                  4,671,848
Midland Funding Corp. I,
  10.33s, 2002 ......................................................       613                    661,818
                                                                                              ------------
                                                                                              $  5,782,398
                                                                                              ------------
Utilities -- Telephone -- 0.1%
Flag Limited, 8.25s, 2008, ## .......................................   $   850               $    862,750
                                                                                              ------------
Federal National Mortgage
  Association -- 1.6%
FNMA, 5s, 2023 ......................................................   $ 3,875               $  3,280,420
FNMA, 6.5s, 2013 ....................................................     7,811                  7,854,647
FNMA, 6.889s, 2020 ..................................................       151                    152,599
                                                                                              ------------
                                                                                              $ 11,287,666
                                                                                              ------------
Government National Mortgage
  Association -- 9.9%
GNMA, 6.5s, 2028 ....................................................   $ 2,468               $  2,456,659
GNMA, 7s, 2012 ......................................................     2,477                  2,536,890
GNMA, 7s, 2022 ......................................................     2,700                  2,742,343


                                                                           Principal Amount
Issuer                                                                       (000 Omitted)           Value
Government National Mortgage
  Association -- continued
GNMA, 7s, 2023 ......................................................   $ 4,722               $  4,804,416
GNMA, 7.5s, 2022-2024 ...............................................    10,600                 10,945,990
GNMA, 7.5s, 2026 ....................................................    14,588                 15,034,738
GNMA, 8s, 2028 ......................................................    31,454                 32,702,599
                                                                                              ------------
                                                                                              $ 71,223,635
                                                                                              ------------
U.S. Treasury Obligations -- 13.9%
U.S. Treasury Bonds, 8.875s,
  2017 ..............................................................   $16,000               $ 21,471,984
U.S. Treasury Bonds, 10.375s,
  2012 ..............................................................     7,200                  9,582,768
U.S. Treasury Bonds, 10.75s,
  2005 ..............................................................    10,000                 12,965,600
U.S. Treasury Bonds, 11.25s,
  2015 ..............................................................    13,465                 21,249,386
U.S. Treasury Bonds, 13.375s,
  2001 ..............................................................    20,000                 24,506,200
U.S. Treasury Notes, 5.75s,
  2000 ..............................................................    10,800                 10,845,576
                                                                                              ------------
                                                                                              $100,621,514
                                                                                              ------------
  Total U.S. Bonds ........................................................................   $402,332,359
                                                                                              ------------
Foreign Bonds -- 35.3%
Argentina -- 2.4%
Autopistas Del Sol SA, 10.25s,
  2009 (Industrial), ## .............................................   $ 2,500               $  2,375,000
Republic of Argentina, 6.625s,
  2005 ..............................................................     1,900                  1,705,250
Republic of Argentina, 9.75s,
  2027 ..............................................................     2,201                  2,046,930
Republic of Argentina, 11.75s,
  2007, ## ..........................................................     4,500                  4,365,000
Telefonica De Argentina SA,
  9.125s, 2008
  (Telecommunications) ..............................................     7,000                  6,790,000
                                                                                              ------------
                                                                                              $ 17,282,180
                                                                                              ------------
Brazil -- 0.6%
Federal Republic of Brazil, 5s,
  2014 ..............................................................   $ 4,351               $  3,371,860
Federal Republic of Brazil,
  6.688s, 2009 ......................................................     1,000                    795,000
Federal Republic of Brazil,
  6.875s, 2001 ......................................................       350                    337,330
                                                                                              ------------
                                                                                              $  4,504,190
                                                                                              ------------
Canada -- 0.5%
PCI Chemicals Canada Inc.,
  9.25s, 2007 (Industrial) ..........................................   $   500               $    500,000

                                                                             Principal Amount
Issuer                                                                         (000 Omitted)           Value
Foreign Bonds -- continued

Canada -- continued
Repap New Brunswick, Inc.,
  10.625s, 2005 (Forest and
  Paper Products) .................................................     $      1,800            $  1,845,000
Rogers Cantel, Inc., 9.375s,
  2008 (Telecommunications) .......................................            1,000            $  1,035,000
                                                                                                ------------
                                                                                                $  3,380,000
                                                                                                ------------
Denmark -- 2.5%
Nykredit, 6s, 2026 ................................................     DKK   64,156            $  9,348,556
Nykredit, 7s, 2024 ................................................           57,277               8,552,514
                                                                                                ------------
                                                                                                $ 17,901,070
                                                                                                ------------
Germany -- 4.4%
Germany Federal Republic, 6s,
  2007 ............................................................     DEM   23,334            $ 14,109,933
Germany Federal Republic,
  6.25s, 2006 .....................................................           17,391              10,657,492
Treuhandanstalt, 6.625s, 2003 .....................................           11,672               7,146,256
                                                                                                ------------
                                                                                                $ 31,913,681
                                                                                                ------------
India -- 0.1%
Power Finance Corp. Ltd., 7.5s,
  2009 (Financial Institution) ##..................................     $        500            $    410,000
                                                                                                ------------
Italy -- 2.5%
Republic of Italy, 5.75s, 2002 ....................................   ITL 15,680,000            $  9,254,925
Republic of Italy, 7.75s, 2006 ....................................       13,450,000               9,053,796
                                                                                                ------------
                                                                                                $ 18,308,721
                                                                                                ------------
Luxembourg -- 0.4%
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.5s, 2006
  (Telecommunications) ............................................     $      3,575            $  2,815,313
                                                                                                ------------
Mexico -- 2.7%
Empresas ICA Sociedad SA,
  11.875s, 2001 ...................................................     $      2,500            $  2,687,500
Grupo Industrial Durango SA DE
  CV (Industrial), 12s, 2001 ......................................            1,500               1,605,000
United Mexican States, 6.25s,
  2019 ............................................................            4,000               3,340,000
United Mexican States, 6.25s,
  2019 ............................................................            5,500               4,585,625
United Mexican States, 6.75s,
  2019 ............................................................            1,000                 912,500
United Mexican States, 8.625s,
  2008 ............................................................            2,500               2,465,625
United Mexican States, 11.5s,
  2026 ............................................................            3,250               3,789,500
                                                                                                ------------
                                                                                                $ 19,385,750
                                                                                                ------------


                                                                             Principal Amount
Issuer                                                                         (000 Omitted)           Value
New Zealand -- 6.0%
Government of New Zealand,
  8s, 2001 ..........................................................   NZD   65,520            $ 36,939,194
Government of New Zealand,
  10s, 2002 .........................................................         11,170               6,582,364
                                                                                                ------------
                                                                                                $ 43,521,558
                                                                                                ------------
Panama -- 0.9%
Republic of Panama, 7.875s,
  2002 ..............................................................   $      1,500            $  1,492,500
Republic of Panama, 8.25s,
  2008 ..............................................................          1,000                 983,750
Republic of Panama, 8.875s,
  2027 ..............................................................          4,030               3,798,275
                                                                                                ------------
                                                                                                $  6,274,525
                                                                                                ------------
Philippines -- 0.5%
National Power Corp., 9.625s,
  2028 (Utilities-Electric) .........................................   $      4,000            $  3,748,160
                                                                                                ------------
Poland -- 0.3%
Government of Poland, 6.688s,
  2024 ..............................................................   $      2,000            $  1,975,000
                                                                                                ------------
Russia -- 2.4%
Russia Principal Loans, 3.359s,
  2020+ .............................................................   $     25,500            $ 14,376,900
Vnesheconombank, 6.719s,
  2015 ..............................................................          4,000               2,590,000
Vnesheconombank USSR,
  6.719s, 2015 ......................................................          1,000                 647,500
                                                                                                ------------
                                                                                                $ 17,614,400
                                                                                                ------------
United Kingdom -- 9.1%
Colt Telecom Group PLC,
  8.875s, 2007 ......................................................   DEM    1,000            $    610,576
Colt Telecommunications Group
  PLC, 0s to 2001, 12s, 2006
  (Telecommunications) ..............................................   $        500                 500,000
Colt Telecom Group PLC, 0s to
  2006, 12s, 2006 ...................................................          1,500               1,185,000
Diamond Cable
  Communications Corp. PLC,
  0s to 2000, 11.75s, 2005
  (Telecommunications) ..............................................          2,090               1,677,225
United Kingdom Treasury, 8.5s,
  2005 ..............................................................   GBP   21,461              40,715,778
United Kingdom Treasury, 9.75s,
  2002 ..............................................................   GBP   11,446              21,220,107
                                                                                                ------------
                                                                                                $ 65,908,686
                                                                                                ------------
     Total Foreign Bonds ....................................................................   $254,943,234
                                                                                                ------------
     Total Bonds (Identified Cost, $652,409,225) ............................................   $657,275,593
                                                                                                ------------

Stocks


Issuer                               Shares                 Value
U.S. Stocks
 Apparel and Textiles
Ithaca Industries, Inc., * ......    26,000          $     94,250
                                                     ------------
 Real Estate
Atlantic Gulf Communities
  Corp., +* .....................       244          $        747
                                                     ------------
  Total U.S. Stocks .............................    $     94,997
                                                     ------------
  Total Stocks (Identified Cost, $325,000).......    $     94,997
                                                     ------------
Preferred Stock -- 1.5%
CSC Holdings Inc. ...............    64,998          $  7,491,020
Time Warner, Inc., 10.25, # .....     3,220             3,606,400
                                                     ------------
  Total Preferred Stock
    (Identified Cost, $8,102,175)................    $ 11,097,420
                                                     ------------
Rights
United Mexican States,
  (Identified Cost, $0), * ...... 1,538,000          $          0
                                                     ------------
Warrants
GlobalStar Telecommunications
  Expire 2/15/04, ## * ..........       575          $     80,500
Orion Network Systems, Inc.,
  Expire 1/15/07* ...............     1,625                16,250
Orion Network Systems, Inc.,
  Expire 1/15/07* ...............       750                15,000
                                                     ------------
  Total Warrants (Identified Cost, $62,580)......    $    111,750
                                                     ------------
Short-Term Obligations -- 5.0%
                                  Principal Amount
                                  (000 Omitted)
Federal Home Loan Mortgage,
  due 6/01/98, at Amortized
  Cost ....................         $36,300          $ 36,300,000
                                                     ------------


                                             Principal Amount
                                               of Contracts
Issuer/Expiration Month/Strike Price          (000 Omitted)           Value
Call Options Purchased
Japanese Government Bond/
 June/102.121 (Premiums
  Paid, $91,326)........................... JPY 1,320,900      $    239,124
                                                               ------------
  Total Investments
    (Identified Cost, $697,290,306)......................      $705,118,884
                                                               ------------
Call Options Written
Japanese Government Bond/
  June/104.247 ............................ JPY 1,320,900      $    (70,008)
                                                               ------------
  Total Call Options Written
    (Premiums Received, $20,295).........................      $    (70,008)
                                                               ------------
Put Options Written
Canadian Dollars/U.S. Dollars/
  July/1.430 .............................. CAD    26,124       $  (334,281)
Japanese Government Bond/
  August/101.801 .......................... JPY   662,200            (7,284)
Japanese Government Bond/
  August/101.800 .......................... JPY   662,200            (7,946)
                                                               ------------
  Total Put Options Written
    (Premiums Received, $127,870) .........................    $   (349,511)
                                                               ------------
Other Assets,
  Less Liabilities -- 2.5%                                       18,253,447
                                                               ------------
Net Assets -- 100.0% ......................................    $722,952,812
                                                               ============
 *Non-income producing security.
**Non-income producing security-in-default.
 #Payment-in-kind bond.
##SEC Rule 144A restriction.
 +Restricted security.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

CAD = Canadian Dollars                    ITL = Italian Lira
DEM = Deutsche Marks                      JPY = Japanese Yen
DKK = Danish Kroner                       NZD = New Zealand Dollars
GBP = British Pounds

                        See notes to financial statements

Statement of Assets and Liabilities -- May 31, 1998


Assets:
 Investments, at value (identified cost, $697,290,306)....................................    $705,118,884
 Cash ....................................................................................          27,162
 Foreign currency, at value (Identified cost, $607,295)...................................         609,256
 Net receivable for foreign currency exchange contracts closed or subject to master
  netting agreements .....................................................................         311,016
 Receivable for investments sold .........................................................      27,575,561
 Interest receivable .....................................................................      12,494,032
 Other assets ............................................................................         107,176
                                                                                              -------------
   Total assets ..........................................................................    $746,243,087
                                                                                              -------------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $    402,886
 Payable for investments purchased .......................................................      21,887,785
 Written options outstanding, at value (premiums received $148,165).......................         419,519
 Net payable for forward foreign currency exchange contracts to purchase .................         160,153
 Net payable for forward foreign currency exchange contracts to sell .....................          78,178
 Payable to affiliates --
  Management fee .........................................................................          40,391
  Administrative fee .....................................................................             888
  Transfer Agent fee .....................................................................          12,048
 Accrued expenses and other liabilities ..................................................         288,427
                                                                                              ------------
   Total liabilities .....................................................................    $ 23,290,275
                                                                                              ------------
Net assets ...............................................................................    $722,952,812
                                                                                              ============
Net assets consist of:
 Paid-in capital .........................................................................    $710,535,878
 Unrealized appreciation on investments and translation of assets and liabillties in
  foreign currencies .....................................................................       7,609,538
 Accumulated net realized gain on investments and foreign currency transactions ..........       6,870,525
 Accumulated distributions in excess of net investment income ............................      (2,063,129)
                                                                                              ------------
   Total .................................................................................    $722,952,812
                                                                                              ============
Shares of beneficial interest outstanding (90,358,639 shares authorized less 23,220,000
  treasury shares) .......................................................................      67,138,639
                                                                                              ============

Net asset value per share (net assets of $722,952,812 [divided by] 67,138,639 shares of
  beneficial interest outstanding) .......................................................           10.77
                                                                                              ============

                        See notes to financial statements

Statement of Operations -- Six Months Ended May 31, 1998


Net investment income:
 Income --
  Interest ..................................................................        29,097,583
  Dividends .................................................................           153,021
                                                                                  -------------
   Total investment income ..................................................     $  29,250,604
                                                                                  -------------
 Expenses --
  Management fee ............................................................         2,495,698
  Trustees' compensation ....................................................            75,118
  Transfer and dividend disbursing agent fee ................................            71,761
  Administrative fee ........................................................            47,716
  Custodian fee .............................................................           179,820
  Printing ..................................................................            24,626
  Postage ...................................................................            21,782
  Auditing fees .............................................................            35,015
  Legal fees ................................................................             1,942
  Miscellaneous .............................................................           188,396
                                                                                  -------------
   Total expenses ...........................................................     $   3,141,874
  Fees paid indirectly ......................................................           (62,868)
                                                                                  -------------
   Net expenses .............................................................     $   3,079,006
                                                                                  -------------
    Net investment income ...................................................     $  26,171,598
                                                                                  -------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ...................................................         6,880,643
  Written option transactions ...............................................          (274,811)
  Foreign currency transactions .............................................        13,485,796
  Swaps .....................................................................           127,793
                                                                                  -------------
    Net realized gain on investments and foreign currency transactions ......     $  20,219,421
                                                                                  -------------
 Change in unrealized appreciation (depreciation) --
  Investments ...............................................................     $  (7,678,813)
  Written option ............................................................           735,641
  Translation of assets and liabillities in foreign currencies ..............        (7,418,700)
  Interest rate swap agreements .............................................          (228,283)
                                                                                  -------------
    Net unrealized loss on investments ......................................     $ (14,590,155)
                                                                                  -------------
     Net realized and unrealized gain on investments and foreign currency ...     $   5,629,266
                                                                                  -------------
      Increase in net assets from operations ................................     $  31,800,864
                                                                                  =============

                        See notes to financial statements

Statement of Changes in Net Assets


                                                                                                                  Year Ended
                                                                                            Six Months Ended     November 30,
                                                                                              May 31, 1998           1997
                                                                                           ------------------ -----------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...................................................................   $  26,171,598      $  53,626,606
 Net realized gain on investments and foreign currency transactions ......................      20,219,421          6,415,557
 Net unrealized gain (loss) on investments and foreign currency translation ..............     (14,590,155)         1,589,541
                                                                                             -------------      -------------
   Increase in net assets from operations ................................................   $  31,800,864      $  61,631,704
                                                                                             -------------      -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $ (26,175,393)     $ (53,626,606)
 In excess of net investment income ......................................................        (739,530)        (1,342,926)
                                                                                             -------------      -------------
   Total distributions declared to shareholders ..........................................   $ (26,914,923)     $ (54,969,532)
                                                                                             -------------      -------------
  Net decrease in net assets from Trust share transactions ...............................      (6,517,955)       (18,048,728)
                                                                                             -------------      -------------
   Total decrease in net assets ..........................................................   $  (1,632,014)     $ (11,386,556)
                                                                                             -------------      -------------
Net assets:
 At beginning of period ..................................................................     724,584,826        735,971,382
                                                                                             -------------      -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $(2,063,129) and $(1,319,804), respectively).........................................   $ 722,952,812      $ 724,584,826
                                                                                             =============      =============

                        See notes to financial statements

Financial Highlights


                                                           Six Months
                                                              Ended
Per share data (for a                                        May 31,
share outstanding                                             1998
throughout each period):                                   ----------
Net asset value -- beginning of period ...............       $  10.69
                                                             --------
Income from investment operations# --
 Net investment income ...............................       $   0.39
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ......           0.09
                                                             --------
  Total from investment operations ...................       $   0.48
                                                             --------
Less distributions declared to shareholders --
 From net investment income ..........................       $  (0.39)
 From net realized gain on investments and foreign
  currency transactions ..............................             --
 In excess of net investment income ..................          (0.01)
 From paid-in capital ................................             --
                                                             --------
   Total distributions declared to shareholders ......       $  (0.40)
                                                             --------
Net asset value -- end of period .....................       $  10.77
                                                             ========
Per share market value -- end of period ..............       $10.0625
                                                             ========
Total return .........................................           8.08%++
Ratios (to average net assets)/Supplemental data:
 Expenses## ..........................................           0.87%+
 Net investment income ...............................           7.23%+
Portfolio turnover ...................................             94%
Net assets at end of period (000 omitted) ............       $722,953



                                                                               Year Ended November 30,
Per share data (for a                                  -----------------------------------------------------------------------
share outstanding
throughout each period):                                       1997         1996          1995           1994          1993
                                                               ----         ----          ----           ----      --------
Net asset value -- beginning of period ...............     $  10.57     $  10.50      $   9.60       $  10.68      $  10.23
                                                           --------     --------      --------       --------      --------
Income from investment operations# --
 Net investment income ...............................     $   0.78     $   0.76      $   0.79       $   0.76      $   0.85
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ......         0.14         0.14          0.88          (1.07)         0.55
                                                           --------     --------      --------       --------      --------
  Total from investment operations ...................     $   0.92     $   0.90      $   1.67       $  (0.31)     $   1.40
                                                           --------     --------      --------       --------      --------
Less distributions declared to shareholders --
 From net investment income ..........................     $  (0.78)    $  (0.83)     $  (0.77)      $  (0.35)     $  (0.72)
 From net realized gain on investments and foreign
  currency transactions ..............................           --           --            --          (0.03)        (0.23)
 In excess of net investment income ..................        (0.02)          --            --             --            --
 From paid-in capital ................................           --           --            --          (0.39)           --
                                                           --------     --------      --------       --------      --------
   Total distributions declared to shareholders ......     $  (0.80)    $  (0.83)     $  (0.77)      $  (0.77)     $  (0.95)
                                                           --------     --------      --------       --------      --------
Net asset value -- end of period .....................     $  10.69     $  10.57      $  10.50       $   9.60      $  10.68
                                                           ========     ========      ========       ========      ========
Per share market value -- end of period ..............     $ 9.6875     $  9.625      $  9.125       $  8.719      $  9.625
                                                           ========     ========      ========       ========      ========
Total return .........................................         9.25%       15.09%        13.84%         (1.35)%        6.92%
Ratios (to average net assets)/Supplemental data:
 Expenses## ..........................................         0.87%        0.93%         0.92%          0.86%         0.90%
 Net investment income ...............................         7.41%        7.38%         7.84%          7.50%         8.04%
Portfolio turnover ...................................          180%         146%          183%           153%          397%
Net assets at end of period (000 omitted) ............     $724,585     $735,971      $786,256       $804,390      $919,480

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.


                        See notes to financial statements

Per share data (for a                                                            Year Ended November 30,
share outstanding                                               ----------------------------------------------------------
throughout each period):                                             1992          1991          1990           1989*
                                                                ----------------------------------------------------------
Net asset value -- beginning of period ........................   $  10.59      $   9.93       $  11.00       $  11.16
                                                                  --------       -------       --------       --------
Income from investment operations --
 Net investment income [sec] ..................................   $   0.95      $   1.06       $   1.17       $   0.43
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................      (0.15)         1.10          (0.73)         (0.21)
                                                                  --------      --------       --------       --------
  Total from investment operations ............................   $   0.80      $   2.16       $   0.44       $   0.22
                                                                  --------      --------       --------       --------
Less distributions declared to shareholders --
 From net investment income ...................................   $  (0.90)     $  (1.06)      $  (1.22)      $  (0.38)
 From net realized gain on investments and foreign currency
  transactions ................................................      (0.15)           --          (0.07)            --
 From paid-in capital .........................................      (0.11)        (0.44)         (0.22)            --
                                                                  --------      --------       --------       --------
  Total distributions declared to shareholders ................   $  (1.16)     $  (1.50)      $  (1.51)      $  (0.38)
                                                                  --------      --------       --------       --------
Net asset value -- end of period ..............................   $  10.23      $  10.59       $   9.93       $  11.00
                                                                  ========      ========       ========       ========
Per share market value -- end of period .......................   $  9.875      $ 10.875       $  9.125       $ 11.000
                                                                  ========      ========       ========       ========
Total return ..................................................       1.39%        37.96%         (3.32)%       (14.15)%+
Ratios (to average net assets)/Supplemental data[sec]:
  Expenses ....................................................       0.98%         1.02%          1.08%          0.74%+
  Net investment income .......................................       9.27%        10.34%         11.32%         11.32%+
Portfolio turnover ............................................        198%          416%           184%           480%
Net assets at end of period (000 omitted) .....................   $898,756      $923,287       $864,254       $977,875

    +Annualized.
    *For the period from the commencement of the Trust's investment operations, July 20, 1989, through
     November 30, 1989.
[sec]The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Trust, the net investment income per share and the ratios would have been:

 Net investment income ........................................   $     --      $     --       $   1.17       $   0.42
 Ratios (to average net assets):
  Expenses ....................................................         --            --           1.10%          1.02%+
  Net investment income .......................................         --            --          11.30%         11.04%+

                        See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Charter Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1997, the Trust, for federal income tax purposes, had a capital loss carryforward of $12,934,976, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($7,501,515) and November 30, 2003, ($5,433,461).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 4.57% of investment income.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion................     0.0150%
  Next $1 billion.................     0.0125%
  Next $1 billion.................     0.0100%
  In excess of $3 billion.........     0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive renumeration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $18,492 for the period ended May 31, 1998.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Purchases           Sales
      -------------------------------------------------------------------------------------------
      U.S. government securities ............................    $227,829,593      $260,658,137
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $423,454,731      $394,814,300
                                                                 ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost ........................    $ 697,290,306
                                                 =============
      Gross unrealized appreciation .........    $  21,109,515
      Gross unrealized depreciation .........      (13,280,937)
                                                 -------------
       Net unrealized appreciation ..........    $   7,828,578
                                                 =============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
-----------

                                             Period Ended                         Year Ended
                                             May 31, 1998                      November 30, 1997
                                   ----------------------------------------------------------------------
                                       Shares           Amount             Shares             Amount
     ----------------------------------------------------------------------------------------------------
     Shares reacquired .........      (658,900)      $ (6,517,955)       (1,857,400)      $ (18,048,728)
                                      ========       ============        ==========       =============
      Net decrease .............      (658,900)      $ (6,517,955)       (1,857,400)      $ (18,048,728)
                                      ========       ============        ==========       =============

In accordance with the provisions of the Trust's prospectus, 658,900 shares of beneficial interest were purchased by the Trust during the period ended May 31, 1998, at an average price per share of $9.89 and a weighted average discount of 7.93% per share. The Trust repurchased 1,857,400 shares of beneficial interest during the year ended November 30, 1997, at an average price per share of $9.72 and a weighted average discount of 7.94% per share.

(6) Line of Credit

The Trust and other affiliated Trusts participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. Interest is charged to each Trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Trusts at the end of each quarter. The commitment fee allocated to the Trust for the period ended May 31, 1998 was $675.

The Trust and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of treasury shares. During the period ended May 31, 1998, the maximum amount outstanding was $5,002,390 million, and $0 million was outstanding at May 31, 1998. Interest expense incurred on the borrowings amounted to $4,802 for the period ended May 31, 1998, and the weighted average interest rate on these borrowings was 7.35%.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Options Transactions
---------------------

                                                             1998 Calls                        1998 Puts
                                                  ------------------------------------------------------------------
                                                   Principal Amounts                 Principal Amounts
                                                      of Contracts                     of Contracts
                                                     (000 omitted)       Premiums      (000 omitted)      Premiums
--------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period --
  Swiss Francs/Deutsche Marks ...................         35,023       $  244,238
  Options written --
  Canadian Dollars ..............................                                           26,124      $   97,736
  Deutsche Marks ................................                                           67,945         390,591
  Japanese Government Bonds .....................      1,320,900           20,295        2,645,300          74,782
  Options terminated in closing transactions --
  Deutsche Marks ................................                                          (67,945)       (390,591)
  Japanese Government Bonds .....................                                       (1,320,900)        (44,648)
  Swiss Francs/Deutsche Marks ...................        (35,023)        (244,238)
                                                       ---------       ----------       ----------      ----------
 Outstanding, end of period --                                         $   20,295                       $  127,870
                                                                       ==========                       ==========
 Options outstanding at end of period consist of:
  Canadian Dollars ..............................                                           26,124      $   97,736
  Japanese Government Bonds .....................      1,320,900       $   20,295        1,324,400          30,134
                                                       ---------       ----------       ----------      ----------
 Outstanding, end of period --                                         $   20,295                       $  127,870
                                                                       ==========                       ==========

At May 31, 1998, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                    Net Unrealized
                                           Contracts to                            Contracts at     Appreciation
              Settlement Date              Deliver/Receive     In Exchange For     Value            (Depreciation)
-------------------------------------------------------------------------------------------------------------------
Sales         9/25/98 ..........   DKK        128,331,015         $18,883,316       $18,961,494       $ (78,178)
                                                                  -----------       -----------       ---------
                                                                  $18,883,316       $18,961,494       $ (78,178)
                                                                  ===========       ===========       =========
Purchases     9/25/98 ..........   CAD         15,413,538         $10,767,930       $10,608,664       $(159,266)
              9/25/98 ..........   JPY          2,567,138              19,715            18,828            (887)
                                                                  -----------       -----------       ---------
                                                                  $10,787,645       $10,627,492       $(160,153)
                                                                  ===========       ===========       =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $131,195 with Bankers' Trust, $112,825 with Deutsche Bank, and $66,996 with Merrill Lynch at May 31, 1998.

At May 31, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1998, the Trust owned the following restricted securities (constituting 2.22% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.


                                                    Date of
Description                                       Acquisition     Share Amount        Cost            Value
---------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp. ..............      9/25/95               244      $       --     $       747
Merrill Lynch Mortgage Investors, Inc.,
 Floating Rate, 4/15/23 ......................       6/22/94        1,500,000       1,039,688       1,449,609
Airplane Pass-Through Trust, 3/15/19 .........       3/13/96          225,000         225,000         253,910
Russia Principal Loans, 12/15/20 .............      12/12/97       25,500,000      15,524,437      14,376,900
                                                                                                  -----------
                                                                                                  $16,081,166
                                                                                                  ===========

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust, including the schedule of portfolio investments as of May 31, 1998, and the related statement of operations for the six month period ended May 31, 1998, the statement of changes in net assets for the six month period ended May 31, 1998 and for the year ended November 30, 1997, and the financial highlights for the six month period ended May 31, 1998 and for each of the four years in the period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended November 30, 1994, indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at May 31, 1998, the results of its operations for the six month period ended May 31, 1998, the changes in its net assets for the six month period ended May 31, 1998 and for the year ended November 30, 1997 and the financial highlights for the six month period ended May 31, 1998 and for each of the four years in the period ended November 30, 1997, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
July 7, 1998

MFS[RegTM] Charter Income Trust

Trustees

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management


Marshall N. Cohan (1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School


The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.


Abby M. O'Neill (2)
Private Investor

Walter E. Robb, III (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)


Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management


Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management


J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)


Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)

Portfolio Manager

James T. Swanson*


Treasurer

W. Thomas London*


Assistant Treasurers

Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


Secretary

Stephen E. Cavan*


Assistant Secretary

James R. Bordewick, Jr.*


Transfer Agent,
Registrar, and Dividend
Disbursing Agent

State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304


Custodian

State Street Bank and
Trust Company


Independent Auditors

Ernst & Young LLP


Investment Adviser

Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

  * Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.         MCICE-3 7/98 73M

[RECYCLE LOGO]This report is printed on recycled paper.